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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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      Date of Report (Date of Earliest Event Reported):  April 3, 1996

                                LUMEX, INC.
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           (Exact Name of Registrant as Specified in its Charter)

                                  New York
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               (State or Other Jurisdiction of Incorporation)

            0-4538                                     11-1731581
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   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

 2100 Smithtown Avenue, Ronkonkoma, New York                   11779
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   (Address of Principal Executive Offices)                 (Zip Code)

                               (516) 585-9000
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            (Registrant's Telephone Number, Including Area Code)


- ---------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



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     Item 2.   Acquisition or Disposition of Assets.

               On March 13, 1996, Lumex, Inc. (the "Company") entered into Asset Sale Agreement (the "Agreement") with MUL Acquisition Corp. I ("MUL I"), MUL Acquisition Corp. II ("MUL II") and Fuqua Enterprises, Inc., the parent corporation of MUL I and MUL II and guarantor of their obligations under the Agreement ("Fuqua"). Under the terms of the Agreement, on April 3, 1996 (the "Closing Date"), Lumex Medical Products, Inc. (formerly MUL I) and MUL II (collectively, the "Purchasers") purchased substantially all of the assets (and assumed certain of the liabilities) of the Company's Lumex Division for $40,750,000 in cash. The Company's Lumex Division designs, manufactures, and markets a wide range of specialty patient seating, bath safety products, mobility products and therapeutic support systems for use by patients at home and in health care facilities such as hospitals and nursing homes. The purchase price is subject to a post-closing adjustment based on certain changes in the amount of assets acquired and liabilities assumed by the Purchasers at the Closing Date. The purchase price was determined by arms-length negotiations between the Company and Fuqua. The representations, warranties and covenants of all parties to the Agreement generally survive for one year after the Closing Date. Under the terms of the Agreement, the Company and the Purchasers have agreed to indemnify each other for certain losses, if any. Additionally, the Company agreed not to compete with Lumex Medical Products, Inc. (formerly MUL
     I) in the Lumex Division's business for a period of three years within the United States and Canada. Prior to execution of the Agreement, there was no material relationship between the Purchasers or Fuqua, and the Company or any of its affiliates, directors or officers, or any associate of any such director or officer.

     Item 7.   Financial Statements and Exhibits.

          (b)  Pro forma financial information:

               The pro forma financial information that would be required pursuant to Article 11 of Regulation S-X has been reflected in the financial statements of the Company that are included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995.

          (c)  Exhibits:

               2.1  Asset Sale Agreement, dated as of March 13,
                    1996, by and between the Company, MUL
                    Acquisition Corp. I, MUL Acquisition Corp. II and Fuqua Enterprises, Inc.


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     SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LUMEX, INC.
                                   --------------------
                                        (Registrant)



     Date: April 16, 1996          By:  /s/ Robert McNally
                                        ------------------------------
                                        Name:  Robert McNally
                                        Title: CFO & Senior
                                                  Vice President

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                                  EXHIBIT INDEX


     Exhibit
     Number         Description
     ------         -----------
     2.1 Asset Sale Agreement, dated as of March 13, 1996, by and between the Company, MUL Acquisition Corp. I, MUL Acquisition Corp. II and Fuqua Enterprises, Inc.



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